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                        CONSENT OF INDEPENDENT AUDITORS


We consent to the reference to our firm under the captions "Financial Highlights" and "Auditors and Counsel" and to the use of our report dated December 15, 1992 in this Registration Statement (Form N-1A No. 33-27031) of Warburg, Pincus International Equity Fund, Inc.

                                                          /s/ Ernst & Young LLP
                                                             ERNST & YOUNG LLP

New York, New York
December 21, 1995